UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016 (October 13, 2016)

MercadoLibre, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Arias 3751, 7th Floor,

Buenos Aires, Argentina C1430CRG

(Address of Principal Executive Offices) (Zip Code)

011-54-11-4640-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 13, 2016, MercadoLibre, Inc. (the “Corporation”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC (the “Underwriters”) and eBay Inc. and eBay International Treasury Center S.à r.l. (the “Selling Stockholders”) relating to the previously announced offering (the “Offering”) by the Selling Stockholders of shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Corporation’s Registration Statement on Form S-3 (File No. 333-214078) (the “Registration Statement”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, an aggregate of 7,100,000 shares of Common Stock. In addition, the Underwriters have a 30-day option to purchase up to 1,026,062 additional shares of Common Stock from eBay Inc. The Corporation will not receive any proceeds from the Offering.

The Offering is being made pursuant to a prospectus supplement, dated October 13, 2016 and the accompanying prospectus, dated October 12, 2016 included in the Registration Statement which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on October 12, 2016.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the shares by the Selling Stockholders to the Underwriters, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing description of certain terms of the Underwriting Agreement is not complete and is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Other Events

On October 13, 2016, the Corporation issued a press release (Exhibit 99.1 hereto) announcing the pricing of the Offering at a price to the public of $168.00 per share of Common Stock.

The shares are listed on the NASDAQ Global Market and trade under the symbol “MELI.”

The information furnished in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

*        *        *

This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement by and between MercadoLibre, Inc., the Selling Stockholders and the Underwriters

99.1	Press release dated October 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: October 17, 2016	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement by and between MercadoLibre, Inc., the Selling Stockholders and the Underwriters

99.1	Press release dated October 13, 2016